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                                                                    EXHIBIT 5(B)

[VALIC LOGO]                                MASTER APPLICATION
                      UITG-194 - PORTFOLIO DIRECTOR (FIXED and VARIABLE ANNUITY)

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
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1.  APPLICANT (check one):  [ ] Employer   [ ] Other
                                                     ---------------------------------------------------------------------
                                                                                     (SPECIFY)

    Name (exact legal):
                        ------------------------------------------------------------------

    Mailing Address:                                                          Tax I.D. No:
                     -------------------------------------------------------               -------------------------------
                        NO.                   STREET
                                                                              Telephone No.: (         )
    ------------------------------------------------------------------------                  --------- ------------------
    CITY                               STATE (ABV.)                 ZIP CODE                  AREA CODE

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2.  OWNERSHIP/CONTROL                                       3.  TYPE OF PLAN (check one):

    For Deferred Compensation:                                  [ ] 403(b) Voluntary Deferred Annuity
                               -------------------------        [ ] 403(b) State Optional Retirement Plan
    For other Plan Types (check one):                           [ ] 403(b) Employer Retirement Plan
    [ ] Employer                                                [ ] Deferred Compensation Plan (check one):
    [ ] Trustee                                                     [ ] 457 Public Employer    [ ] 457 Private Non-Profit
    [ ] Other:                                                      [ ] Other:
              ------------------------------------------                       -------------------------------------------
                                                                [ ] 401(a) or 403(a) Employer Retirement Plan
-----------------------------------------------------------     [ ] 401(a) or 403(a) Self Employed Retirement Plan
                                                                [ ] Other:
4.  TYPE OF ORGANIZATION (check one):                                      -----------------------------------------------
    [ ] PS    --Public Educational Institutions                 Name of Plan:
    [ ] NP    --Non-Profit Organizations (check one):                         --------------------------------------------
                [ ] 501(c)(3)*    [ ] Other
    [ ] PFP   --Private Profit Organizations                 ----------------------------------------------------------------
    [ ] SLGOV --State and Local Governments
    [ ] SELF  --Self Employed Individuals                    5.  ADDITIONAL INFORMATION/REQUESTS

    Nature of Business:
                        --------------------------------

    ----------------------------------------------------
    *ATTACH IRS DETERMINATION LETTER.
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6. STATEMENTS/AGREEMENTS FOR GROUP FIXED/VARIABLE ANNUITY CONTRACTS

A current prospectus for the Company's Separate Account for the contract was provided with this application. Also, a current prospectus was provided for each Fund applicable to this plan. The prospectus for the Separate Account provides sales expenses and other data. It is understood that annuity payments (and termination values, if any) provided by the contract applied for are variable and not guaranteed as to dollar amount when based on the investment experience of the Company's
Separate Account.

                                                            SIGNATURES

Dated at                                                            Date:                                      , 19     .
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                           (CITY, STATE)


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                    APPLICANT SIGNATURE                                                  APPLICANT TITLE


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                 AGENT NAME (PLEASE PRINT)                                   AGENT SIGNATURE                  DATE


--------------------------------------------------------------      ------------------------    ------------------------
                    STATE LICENSE ID#                                          DATE                     GROUP NO.


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                    MANAGER SIGNATURE

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                           GROUP HOLDER' APPLICANT COPY

VA 8863-1